Exhibit 10.9

                    ASSET PURCHASE AGREEMENT


     This AGREEMENT (the "Agreement") made as of this 24th day of

December,  2002,  by and between MICRONETICS,  INC.,  a  Delaware corporation  whose principal place of business  is  26  Hampshire

Drive,   Hudson,  NH  03051  or  a  wholly-owned  subsidiary   of

Micronetics,  Inc.  at  the  sole  option  of  Micronetics,  Inc.

("Micronetics" or the "Purchaser"), and MICROWAVE CONCEPTS, INC.,

a  New Jersey corporation whose principal place of business is 20

Just Road, Fairfield, NJ 07004 ("MCI").

               1.   Subject Matter of and Consideration for Sale.

               1.1  Assets to be Transferred.  Upon the terms and

subject  to all of the conditions herein contained and  upon  the performance  by  each of the parties hereto  of  its  obligations hereunder,  MCI  agrees  on  the  Closing  Date  (as  hereinafter defined) to sell, transfer, assign, convey, set over and  deliver to Micronetics and Micronetics agrees that on the Closing Date it will purchase, acquire and accept from MCI, all of the assets  of

MCI  as listed on a schedule furnished to Micronetics by MCI  and attached  hereto as Schedule 1.1, and its corporate  name  (which

MCI  agrees to change after closing), and its present  phone  and telecopier  numbers  of MCI (973-224-1040 and 973-224-1188)  (the

"Assets").  MCI represents that Schedule 1.1 includes all of  the

accounts   receivable,  inventory  and  other  assets   currently

utilized  by  MCI  to design, manufacture and  sell  all  of  the products  of its business.  The only other assets at the Premises

(defined  below) are the corporate records of MCI which  will  be segregated at closing and moved to a designated storage area  and removed by MCI within 45 days after the Closing Date.

                 1.2    Debts,   Liabilities   and   Obligations;

Indemnification.   On  the Closing Date,  Micronetics  shall  not

assume any of the debts, liabilities or obligations of MCI, other than  those set forth on Schedule 1.2 hereto.  Schedule 1.2 shall contain  a  list of all liabilities to be assured by Micronetics,

including  any open purchase orders of MCI and invoices  received

by   MCI  for  parts  to  be  received  after  the  Closing  that

Micronetics  agrees  to  assume.  The  liabilities  of  MCI  that

Micronetics  shall not assume, include, but are not  limited  to,

the following:

      (a)   Environmental Liabilities.    Any and all liabilities

and obligations arising under Environmental Laws with respect  to

MCI's  conduct of its business prior to the Closing or any  other business conducted by MCI at any facility at which the Assets are currently  or have been previously located. "Environmental  Laws"

shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601-9657 and any amendments thereto  ("CERCLA"), the Resource Conservation and Recovery  Act,

42  U.S.C. 6901-6987 and any amendments thereto ("RCRA"), and any other  federal, state or local Environmental statute, regulation,

ordinance,  order  or  rule  relating  to  the  generation,  use,

treatment,    disposal,    discharge,    ownership,    operation,

transportation,  presence  or  storage  of  Hazardous  Materials.

"Hazardous  Material"  shall  mean  any  material,  waste  or  by products  defined  as  "hazardous waste" or "solid  waste"  under

CERLA,  RCRA  or  any  other federal,  state  or  local  statute,

regulation,  ordinance, order or rule, or any other  unwholesome,

toxic or radioactive material;

      (b)   Product Liabilities.     Any and all liabilities  and

obligations relating to any personal injuries or property  damage

(other  than damage to products) caused or alleged to  have  been caused by an product shipped or services rendered by MCI prior to the  Closing,  including, but not limited to, any  liability  for

damages   alleged   to  have  been  caused  by  design   defects,

manufacturing defects, failure to warn or negligence;

       (c)   Government  Contract  Liabilities.    Any  and   all

liabilities  and  obligations relating to (i)  MCI's  failure  or

alleged   failure   to   comply  with   applicable   governmental

procurement  laws,  statute or regulations with  respect  to  any contract,  and  (ii) any claim by any government entity  for  any charges previously paid to MCI prior to the Closing;

      (d)  Product Warranties. Any and all product warranties  of

MCI except as provided in Paragraph 2.10 hereof.

      (e)   Employee  Liabilities.    Any and all liabilities  to

employees  or  former employees of MCI for severance,  sick  pay,

vacation pay or any other obligation, except for wages of current employees of MCI payable as stated on MCI's balance sheet at date of closing.

      (f)  Loans.   Any and all loans of MCI or Anthony Pospishil

including, but not limited to:

          (i)  The loan from Mr. Pospishil to MCI; and

          (ii) Any amount due to Michael Russo or any assignee of

his for the purchase of his interest in MCI.

      MCI shall indemnify and hold Micronetics harmless from  and against  any and all liabilities of MCI that are not  assumed  by

Micronetics pursuant to this Agreement.  The Premises  means  the facility  located  at  20  Just  Road,  Fairfield,  NJ  currently occupied by MCI.

               1.3  Instruments of Transfer.  The transfer of the

Assets  shall be effected by bills of sale, assignments,  drafts,

checks and other instruments of transfer and conveyance, in  such form  as  is reasonably satisfactory to Micronetics and  MCI  and their respective counsel.

                1.4  Consideration for Transfer.  Micronetics, in

consideration for the purchase of the Assets and such other terms and  conditions  hereof,  shall pay MCI by  assuming  liabilities identified on Schedule 1.2 hereof.

                 1.5   Closing  Date.   The  closing  under  this

Agreement  (the  "Closing") shall take place at  the  offices  of

MCI's  counsel, on or about the first week of January, 2003  (the

"Closing Date"), unless extended (a) by up to two weeks upon  the reasonable  request  of  either party hereto  or  (b)  by  mutual agreement of the parties hereto.

                1.6   Allocation.    The Purchase Price shall  be

allocated as mutually agreed upon by the parties hereto.

          2.   Representations and Warranties of MCI.  MCI hereby

warrants and represents to Micronetics as follows:

                2.1  Organization and Good Standing of MCI.   MCI

is  a  corporation duly organized, validly existing and  in  good standing under the laws of the State of New Jersey, and  has  the full  corporate power to carry on its business as now  conducted.

MCI  is  entitled to own or lease and to operate the  Assets  now owned or operated by it directly, and has the requisite power and authority  to  consummate the transactions contemplated  by  this

Agreement.  The execution and delivery of the Agreement  and  the

performance   of  its  obligations  hereunder  have   been   duly

authorized by all requisite corporate action on the part of  MCI.

MCI  is  duly  qualified to do business and is in  good  standing under  the  laws of each jurisdiction in which its  ownership  of property  or  assets or the nature of business conducted  therein

requires   such   qualification,  possesses  all   licenses   and

franchises required under Federal, state or local law to  conduct its  businesses in the manner in which it is presently conducted,

all  of  which are freely assignable to Micronetics  without  the consent of any other party.

                2.2   No Breach.  Except as set forth on Schedule

2.2,  neither the execution or delivery of this Agreement by MCI,

nor performance hereunder will result in a violation or breach of any  term  or  provision,  or  constitute  a  default  under  any indenture,  mortgage, deed of trust or other contract, agreement,

authorization or permit to which MCI is a party or is subject.

                 2.3   Litigation  and  Claims;  Compliance  with

Applicable  Law.  (a) There is no litigation, claim, governmental or other proceeding or investigation pending or, to the knowledge of  MCI,  threatened or in prospect which will  have  an  adverse effect  on  (i)  the  Assets, (ii) the  subject  matter  of  this

Agreement  or (iii) any action contemplated hereby or  incidental hereto.

             (b)  To the best of MCI's knowledge, MCI is  not  in

violation of any, and has been and will be as of the Closing Date in  compliance with, all provisions of any law, decree, order  or

regulation   applicable  to  the  operation  of   its   business,

including,  without  limitation those relating  to  environmental requirements  (such  as air, water and noise  pollution)  and  to employment practices (such as discrimination, health and safety),

nor is MCI subject to any requirements to take remedial action by reason  of  any violation (or to avoid in the future a violation)

of any such provision relating to the Assets.

                2.4   Properties and Assets.  Except as set forth

on  Schedule 2.4 hereof, MCI has good and marketable title to the

Assets subject to no liens or adverse claims.  Schedule 1.1 is  a complete  list  of  all tangible properties and  assets  included within  the Assets.  Micronetics shall have the right to inspect,

at  reasonable  times,  the  Assets  during  the  period  between execution of this Agreement and the Closing Date.

                2.5   List  of  Customer Accounts.  Schedule  2.5

contains  a  true, correct and complete list of all customers  of

MCI.

                2.6  No Defaults or Undisclosed Liabilities.  MCI

is  not  in default with respect to any material indebtedness  or liability,  and  does not know of any event  which  has  occurred which, upon the passage of time, will result in any such default.

Any  and  all liabilities of MCI not disclosed in this  Agreement and  listed on Schedule 2.15 for Micronetics to assume  shall  be the sole and exclusive responsibility of MCI.  Except as provided herein,  in  a  schedule attached hereto or a document  delivered hereunder,  no consent of any party to any agreement or  document is  required for the execution, delivery, or performance of  this

Agreement,  and the consummation of the transactions contemplated hereby  will not result in a breach of or give rise to the  right of cancellation of any such agreement or document.

                 2.7   Insurance.   MCI  reasonably  believes  it

maintains adequate insurance on the Assets with respect to  risks normally  insured  against by companies  similarly  situated  and engaged  in  similar business with assets similar to the  Assets.

All  insurance  policies maintained by MCI  and  the  amounts  of coverage  and deductible or co-insurance provisions  provided  in such  policies, are listed in Schedule 2.7 attached  hereto,  are currently  in  full force and effect and are not in  default  and will be in effect on the Closing Date.  To MCI's knowledge, there has been no failure to give any notice or present any claim under such policies in timely fashion.  MCI has not received any notice providing for the termination of such insurance or that insurance upon  terms substantially the same as those currently  in  effect will  not be reoffered to it.  No claim covered by such insurance policies  has  arisen prior to the date hereof,  the  anticipated loss from which is not adequately insured against (subject to any applicable deductible or co-insurance provisions).  If any of the

Assets  are  lost, stolen or damaged on or before Closing,  which loss,  theft, damage or destruction is covered by insurance,  MCI will  assign to Micronetics, at the Closing, the right to receive such insurance proceeds, subject to a required prepayment of  any amounts owed to MCI.

               2.8  Brokerage and Finder's Fees.  Neither MCI nor

any  affiliate of MCI has employed any broker, finder  or  agent,

nor  has  it otherwise dealt with or become in any way  obligated for  any  finder's, broker's, agent's or similar fee with respect to the transactions referred to herein.

                2.9  Material  Misstatements  or  Omissions.   No

representations  or warranties by MCI in this Agreement  nor  any document, statement, certificate or schedule furnished or  to  be furnished  to Micronetics pursuant hereto, or in connection  with the  transactions contemplated hereby, contains or  will  contain any untrue statement of a material fact, or omits or will omit to state  a material fact necessary to make the statements of  facts contained herein or therein not misleading.

               2.10 Accounts Receivable of MCI; Warranty Repairs.

Schedule  2.10  attached  hereto  contains  a  true  and  correct statement  of  the  accounts receivable of MCI  as  of  the  date

hereof.   The parties agree that the accounts receivable schedule

shall  be  updated  on  the Closing Date.  Any  warranty  repairs undertaken by Micronetics of products shipped by MCI prior to the

Closing  Date shall be handled in accordance with the  provisions of Schedule 2.10(a) attached hereto.

                2.11 Intangible Property.  Schedule 2.11 attached

hereto  contains  a complete list of all of the  patents,  patent

licenses,     patent    applications,    trademarks,    trademark

registrations, and applications therefor, tradenames,  copyrights and  copyright registrations and applications therefor and domain names  of MCI included in the Assets (the "Intangible Property").

MCI  has  not  received  any  notice  of  infringement  or  other complaint that its operations traverse or infringe the rights  of others  under  patents,  trademarks, tradenames,  copyrights,  or otherwise relating to the Assets.

                2.12 Conduct of the Business of MCI Prior to  the

Closing Date.  MCI agrees that at all times after the date hereof and prior to the Closing Date:

               (a)  the business of MCI shall be conducted in the

ordinary course of business;

                (b)   MCI  shall not (i) dispose of, encumber  or

mortgage  any assets or properties listed on Schedule  1.1;  (ii)

waive,  release, grant or transfer any rights of value or  modify or  change  in any material respect any existing license,  lease,

contract  or  other document; or (iii) enter into  any  contract,

agreement, commitment or arrangement with respect to any  of  the foregoing;

                (c)   MCI shall not (i) increase the compensation

payable  or  to become payable by it to any employee of  MCI,  or

(ii)  pay or provide for any bonus, profit sharing, stock option,

pension,  retirement, deferred compensation, employment or  other payment  plan,  agreement  or  arrangement  for  the  benefit  of

employees  of  MCI,  except  in  the  ordinary  course   of   the

administration of its existing employment agreements and  benefit plans and;

                (d)  the Assets of MCI shall be maintained in the

same  condition  as they were on September 30,  2002,  reasonable wear  and use excepted, and insurance on such properties and with respect to the conduct of the business of MCI shall be maintained in  such amounts and of such kinds comparable to the insurance in effect on the date hereof.

               (e)  MCI shall cancel all MCI credit card accounts

and  MCI  or  any of its affiliates shall not make any additional charges on any such accounts.

                2.13   Representations and Warranties at Closing.

Unless  expressly herein otherwise provided or contemplated,  the representations and warranties of MCI set forth in this Agreement shall  be  true  on  and as of the Closing Date  as  though  such representations and warranties were made on and as of  such  date and  all  such representations and warranties shall  survive  the

Closing.   Nothing in this paragraph shall affect the obligations

and  indemnities  of the parties with respect  to  covenants  and agreements  contained  in this Agreement that  are  permitted  or required to be performed, in whole or in part, after the  Closing

Date.

                2.14  Indemnification.  Subject to a limit of the

Purchase  Price, and provided any such claim arises on or  before one  year from the Closing Date, MCI agrees to indemnify,  defend

and   hold   harmless  Micronetics,  its  successors  and   legal

representatives, from all demands, claims, actions, or causes  of action,  losses, damages, suits, judgments, costs and  reasonable attorneys'  fees  and  expenses incurred by or  asserted  against

Micronetics by reason of any claims, obligations, debts, demands,

or liabilities arising from events occurring prior to the Closing

Date  or a breach of any representations, warranties or covenants contained  in this Agreement.  In addition, Pospishil  agrees  to indemnify  Micronetics  from  any liabilities  other  than  those identified  on Schedule 1.2 hereof.  Micronetics shall  have  the right  to offset amounts due to Pospishil to meet the obligations of MCI.

                2.15  Liabilities.   Schedule 2.15 annexed hereto

contains  a  complete and accurate list of all of the liabilities of  MCI  as of the date hereof.  The parties agree that  Schedule

2.15  shall be updated on the Closing Date.  This schedule  shall identify  any leases (for real estate or capital equipment)  that currently are in place.

                2.16  Inventory.  Schedule  2.16  annexed  hereto

contains a complete and substantially accurate list of all of the inventory  (raw material, work-in-process and finished goods)  of

MCI as of the date hereof.

                 2.17  Backlog.   Schedule  2.17  annexed  hereto

contains  a  complete and accurate list of all  open  orders  for shipments  remaining to be made.  This schedule shall be  updated as of the Closing Date.

                2.18  Employees.  Schedule  2.18  annexed  hereto

contains a complete and accurate list of all employees and  their current  rate of pay and how much pay they received from MCI,  if any,  in MCI' fiscal year ended December 31, 2002.  It shall also include how long such employee has been an employee and their job

descriptions.   MCI  shall  be  responsible  for  any   severance

obligations it has to its employees.  MCI has no pension, profit-

sharing,  option  or  other incentive or  employee  benefit  plan

(including   obligations  to  or  customary   arrangements   with

employees  for  incentive  compensation,  allowances,  vacations,

severance  pay  or  other benefits) except as listed  in  Exhibit

2.18.   MCI does not have, nor has it ever had, any pension  plan

covering any of its employees.

                2.19  Taxes.    Except as set forth  on  Schedule

2.19,  MCI has paid all taxes that are due and filed all  returns that  were  required to be filed, and MCI has  not  received  any notice of nonpayment or audit with respect to any such taxes.

                2.20  Environmental Requirements.  Except as  set

forth  in  Schedule 2.20, MCI is in compliance  in  all  material

respects  with  all  laws,  governmental  standards,  rules   and

regulations  applicable  to it or to any  of  its  properties  in respect  to occupational health and safety laws and environmental laws  and has obtained all governmental authorizations, kept  all records and made all filings required by applicable environmental laws with respect to emissions or discharges into the environment and  the  proper  disposal  of  any hazardous  wastes,  hazardous substances, or other hazardous or toxic materials as  defined  in the  environmental laws.  Except as set forth in  Schedule  2.20,

none  of  the  properties  occupied  or  used  by  MCI  has  been contaminated with any such hazardous wastes, hazardous substances or  other hazardous or toxic materials as a result of actions  of

MCI  or, to the knowledge of MCI, as a result of actions  of  any other  person  or entity.  Except as set forth in Schedule  2.20,

MCI   has  not  received  any  notices  from  the  United  States

Environmental   Protection  Agency  that  it  is  a   potentially

responsible party under the Comprehensive Environmental Response,

Compensation   and  Liability  Act  ("Superfund  Notices"),   any

citations from any governmental authority for noncompliance  with its  requirements  with  respect to air, water  or  environmental pollution,  or  the  improper storage, use or  discharge  of  any hazardous  waste,  other  waste or other  substance  or  material pertaining  to  its business ("Citations") or any written  notice from  any  private  party  alleging  any  such  noncompliance  or impropriety;  and  there are no pending or  unresolved  Superfund

Notices,  Citations  or  written  notices  from  private  parties alleging any such noncompliance or impropriety.

                2.21 Subsidiaries, Joint Ventures, etc.  MCI  has

no  subsidiaries and does not own or control any stock  or  other interest in any enterprise (whether or not such enterprise  is  a

corporation).   Mr. Pospishil has no interest in  any  enterprise

(whether  or  not  such enterprise is a corporation)  competitive with  that of MCI or Micronetics other than less than 1%  of  the outstanding  capital stock of a publicly-held corporation  except

Mr. Pospishil owns MCI.

                2.22  Consents. Except as set forth  on  Schedule

2.22, no consent of or notice to any person is required of MCI in connection  with its execution and delivery of the  Agreement  or the performance of its obligations hereunder.

           3.    Representations and Warranties  of  Micronetics.

Micronetics hereby warrants and represents to and agrees with MCI as follows:

                 3.1    Organization   and   Good   Standing   of

Micronetics.   Micronetics  is  a  corporation  duly   organized,

existing  and  in good standing under the laws of  the  State  of

Delaware.

                3.2  Authority of Micronetics.    Micronetics has

the  full corporate authority to enter into the Agreement and  to carry out the terms of the Agreement.  Neither the execution  nor delivery  of  the  Agreement,  by  Micronetics,  nor  performance thereunder  will result in a violation or breach of any  term  or provision nor constitute a default under any indenture, mortgage,

deed of trust or other contract or agreement to which Micronetics is  a party.  Except as provided herein or in a schedule attached hereto,  no  consent  of  any party  to  any  such  agreement  or instrument is required for the execution, delivery or performance of  this  Agreement,  and the consummation  of  the  transactions contemplated hereby will not result in a breach of, or give  rise to a right of cancellation of, any such agreement or instrument.

                3.3   Material  Misstatements or  Omissions.   No

representations  or warranties by Micronetics in this  Agreement,

nor any document, statement, certificate or schedule furnished or to  be  furnished MCI pursuant hereto, or in connection with  the transactions  contemplated hereby, contains or will  contain  any untrue  statement of a material fact, or omits or  will  omit  to state  a  material fact necessary to make the statement of  facts contained herein or therein nor misleading.

               3.4  Brokerage and Finder's Fees.  Micronetics has

engaged  the  services of Heath & Company  with  respect  to  the transactions  referred  to herein whose  fee  shall  be  paid  by

Micronetics.

                3.5   Representations and Warranties at  Closing.

Except  as  expressly herein otherwise provided or  contemplated,

the representations and warranties of Micronetics as set forth in this  Agreement  shall be true on and as of the Closing  Date  as though such representations and warranties were made on and as of such  date  and  all  such representations and  warranties  shall survive the Closing.  Nothing in this paragraph shall affect  the obligations  and  indemnities  of the  parties  with  respect  to covenants  and  agreements contained in this Agreement  that  are permitted or required to be performed, in whole or in part, after the Closing Date.

           4.   Covenants of MCI and Mr. Pospishil.  MCI and  Mr.

Pospishil hereby covenant to Micronetics as follows:

                4.1  Non-Compete.  MCI and Mr. Pospishil covenant

and  agree  that  neither  of  them  nor  any  person,  firm   or

corporation  controlling, controlled by, or under common  control with  any of them at any time during the period of two years from and  after the Closing Date within any of the states or countries in  which MCI is doing business on the Closing Date, directly  or

indirectly,   in  any  matter  or  under  any  circumstances   or

conditions whatsoever, shall engage in any activity which is  the same  or is directly competitive with the business of MCI on  the

Closing Date.

                4.2   Non-Disclosure.  MCI and Mr. Pospishil each

covenant  and agree that they and any person, firm or corporation controlling, controlled by, or under common control with  any  of them  shall  at  all times hereafter keep secret  and  retain  in

strictest   confidence,  and  shall  not  to  the  detriment   of

Micronetics knowingly use or disclose any Proprietary Information

(as   hereinafter   defined)  directly  or  indirectly   to   any

unauthorized   person,   firm   or   corporation.     Proprietary

Information means any information as to the business  affairs  or operations  of MCI or Micronetics, including, without limitation,

all  or  part  of  any "know-how", trade secrets,  client  lists,

mailing  operational  methods,  marketing  plans  or  strategies,

project development, acquisition or bidding techniques or  plans,

business  acquisition  plans,  new personnel  acquisition  plans,

methods  of  construction, technical processes,  designs,  design projects,  inventions,  developments,  improvements,  statistical data  and  compilations,  trademarks,  patents,  formulae,  other methods  or  processes, manuals, and research  projects  (i)  not generally  known  in  the  industry and (ii)  acquired,  used  or otherwise  employed  by  Micronetics,  or  any  client,  or  sub-

contractor,   consultant,  or  any  other   person   with   which

Micronetics  may do business, whether learned by MCI,  heretofore or hereafter.

                 4.3   Notification  of  Change.    MCI  and  Mr.

Pospishil  each  shall promptly notify Micronetics,  as  soon  as

either   of   them  obtains  knowledge  thereof,  of  any   fact,

circumstances  or occurrences (including without  limitation  any actual  or  threatened  legal  or  other  proceeding)  which  has materially adversely affected or may materially adversely  affect any  of  the  Assets or which might cause any of MCI's warranties and representations in this Agreement to be or become untrue.

                4.4  Employment Agreement.   On the Closing Date,

Pospishil   shall  enter  into  an  Employment   Agreement   with

Micronetics  in  the  form annexed hereto  as  Exhibit  4.4  (the

"Employment Agreement").

                4.5   Change  Name;  Phone Numbers.    After  the

Closing  Date,  MCI agrees to change its name  from  MCI  and  to change  its  phone  and telecopier numbers;  it  also  agrees  to consent to Micronetics' use of the name "MCI" and MCI's phone and telecopier numbers.

                4.6   Compliance  with Bulk  Sales  Law.      MCI

agrees  to  do all things and take all actions, if any, necessary to  comply with any Bulk Sales Law applicable to the transactions contemplated by the terms of this Agreement.

               4.7  Sales Tax.   MCI agrees to promptly remit all

sales tax due, if any, to the appropriate governmental authority.

                 5.     Conditions   Precedent  to   Micronetics'

Obligations.

                5.1  The obligations of Micronetics to consummate

this Agreement shall be conditioned upon each of the following:

                 (a)    MCI's   representations  and   warranties

contained in this Agreement shall be true at the Closing Date  as though  such  representations and warranties were  made  at  such time.

                (b)   MCI shall have performed and complied  with

all   agreements,  covenants  and  conditions  required  by  this

Agreement  to be performed or complied with prior to  or  at  the

Closing, including furnishing the Schedules hereto.

                (c)   The  fulfillment by MCI of its  obligations

under Section 5 required to be fulfilled on or before the Closing

Date.

                (d)   At the Closing, the Adjusted Assets of  MCI

shall  exceed the Adjusted Liabilities of MCI.  For  purposes  of this provision, the following terms shall apply:

                    (i)  Adjusted Assets shall mean the assets of

MCI  after  reducing the account receivable component by  5%  and after reducing the inventory component by 50%.

                    (ii)  Adjusted  Liabilities  shall  mean  the

liabilities  of  MCI  as  set  forth  in  Schedule  1.2   hereof.

Agreements for creditors to settle their outstanding claims shall have no impact on the Adjusted Liabilities.

                5.2   For  sixty (60) days prior to the  Closing,

(the  "Inspection Period"), Micronetics shall have the  right  to inspect the books and records of MCI relating to the Assets being conveyed,  transferred  and delivered hereunder  shall  have  the right to confirm the existence and ownership of the Assets.  This inspection  is  not  for the purpose of renegotiating  the  sales

price  of  the  Assets.   If, during the course  of,  or  at  the

conclusion  of,  this  Inspection Period  Micronetics  determines there  are  facts, conditions or other matters  relative  to  the

Assets  that  are  unacceptable to Micronetics, neither  MCI  nor

Micronetics will be obligated to proceed further.  The  schedules

included   with   this   Agreement  upon   execution   shall   be

substantially accurate and shall be updated at the  Closing  when they shall deemed final.

                5.3   Prior to the Closing, MCI shall obtain  all

consents necessary to consummate this transaction and shall  have taken  all other action necessary to transfer, assign,  set  over and convey to Micronetics all of the Assets free and clear of any and all claims, liabilities, liens and encumbrances of any kind.

           6.   MCI's Obligations at Closing.  At the Closing  or

thereafter  as herein required, MCI shall deliver to  Micronetics the following:

            (i)  Bills  of  sale,  assignments,  and  such  other

instruments  of  transfer and conveyance as may be  necessary  or appropriate  to the sale and delivery of the Assets  pursuant  to this Agreement, all free and clear of any encumbrances.

           (ii) At any time and from time to time at Micronetics'

request  (whether  at  or after the Closing and  without  further consideration) such further assignments, powers of attorney,  and other instruments of conveyance and transfer as may reasonably be required; and MCI shall take such other action as Micronetics may reasonably  request to assign, grant, convey  and  transfer  more effectively  to  Micronetics  any  of  the  Assets  to  be  sold,

conveyed, transferred and assigned to Micronetics hereunder.

           (iii) An executed copy of the Employment Agreement  in

the form annexed hereto as Exhibit 4.4.

          7.   Micronetics' Obligations at Closing and Beyond.

                (i)   Micronetics  shall assume  the  obligations

identified on Schedule 1.2.

                (ii)  Micronetics shall enter into the Employment

Agreement  with Mr. Pospishil substantially in the  form  annexed hereto as Exhibit 4.4.

                (iii)  At any time and from time to time at  MCI'

reasonable  request (whether at or after the Closing and  without further  consideration) Micronetics shall take such further  acts as  may be required to more fully implement any of the provisions of this Agreement.

                (iv)  Micronetics shall use its best  efforts  to

payoff  the liabilities set forth on Schedule 1.2.  In  no  event shall  the payoff be less than the minimum balances due on  MCI's credit card liabilities and line of credit.

                (v)  Micronetics agrees to pay at or prior to the

Closing  any  outstanding receivables it may owe to MCI  provided the condition set forth in Section 5.1(d) hereof is met.

                (vi) Micronetics agrees to pay MCI any collection

of  the  accounts  receivable of JDS Uniphase in  the  amount  of

$52,714.34  upon  receipt provided the  condition  set  forth  in

Section 5.1(d) hereof is met.



          8.   Micronetics' Option to Terminate.

               (i)   For 92 days after the Closing, in the  event

the  transfer  of assets contemplated pursuant to  Paragraph  1.1 hereof  either  does not occur, is reversed  or  there  exists  a legal  action  of  any kind that calls for the reversal  of  such transfer  for  any reason, including the failure  to  obtain  any necessary consents, then Micronetics shall have the right to  not assume  any  of the liabilities of MCI as identified on  Schedule

1.2   and  to  withdraw  from  this  Agreement  with  no  further obligations  on  its  part other than to retransfer  any  of  the

Assets previously assigned to it.

            9.   Fees and Expenses.  Each party hereto shall  pay

all  fees and expenses incurred by it incident to the preparation of  this Agreement, carrying this Agreement into effect, and  the consummation of the transaction contemplated hereby.

           10.   Notices.   Any  notice  or  communication  given

pursuant  hereto  by any party to any party hereto  shall  be  in writing and delivered or mailed by registered or certified  mail,

postage prepaid, as follows:



     If to MCI, a copy to the following address:



               Microwave Concepts, Inc.
               20 Just Road
               Fairfield, NJ 07004
               Attn: Anthony Pospishil, President





     with a copy to:

               Jay Freireich, Esq.
               256 Columbia Turnpike, Suite 2002
               Florham Park, NJ 07932
               (973) 966-2770 x 211
               (973) 966-7809 (f)
               Jay@PoeFreireich.com


     If to Micronetics, a copy to the following:

               Micronetics, Inc.
               26 Hampshire Drive
               Hudson, NH 03051
               Attn:  President


     with a copy to:

               Richard S. Kalin, Esq.
               Kalin & Associates, P.C.
               494 Eighth Avenue, Suite 800
               New York, New York 10001

or  at  such  other address as hereafter shall  be  furnished  in writing by either party to the other party hereto.

            11.   Entire  Agreement.   This  Agreement  and   all

schedules  and  exhibits  set forth  herein,  each  of  which  is expressly incorporated herein by this reference, constitutes  the entire  agreement  between the parties relating  to  the  subject matter hereof and supersedes and replaces all prior agreements or understandings, whether written or oral, and sets  forth  all  of the  representations, covenants and warranties upon which  either party is relying in entering into this transaction.

           12.   Original and Counterparts; Binding Effect.  This

Agreement may be executed in counterparts, each of which shall be deemed  an  original, and all of which together shall  constitute one and the same instrument and shall inure to the benefit of and be  binding  upon  the parties hereto and their respective  legal representatives, heirs, successors and assigns.

          13.  Applicable Law.  This Agreement shall be construed

in accordance with the laws of the State of New Jersey.

            14.    Headings.   The  headings  contained  in  this

Agreement  are for reference purposes only and shall  not  affect the meaning or interpretation of this Agreement.

           15.  Severability.  If any provision of this Agreement

is  found  to  be void or unenforceable by a court  of  competent jurisdiction, the remaining provisions of this Agreement shall be binding upon the parties with the same force and effect as though the unenforceable part has been severed and deleted.

            16.    Survival.    All   statements   contained   in

certificates  or other instruments delivered by or on  behalf  of the  parties  hereto pursuant to this Agreement or in  connection with  the transaction contemplated hereby shall be deemed  to  be representations or warranties hereunder.  The covenant  contained

herein   and  all  representations,  warranties,  covenants   and

agreements  made  by  the parties hereto in connection  with  the

Agreement shall survive the Closing until December 31, 2005,  and shall  be  unaffected by any investigations made by the Purchaser or knowledge obtained as a result thereof or otherwise.

           17.   Arbitration.   Other than injunctive  relief  or

specific performance as provided in Section 4, any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be submitted to and settled by arbitration by  the

American Arbitration Association in the State of New Hampshire in

accordance  with its Commercial Arbitration Rules,  and  judgment upon  the  award rendered by the arbitrator(s) may be entered  in any  court having jurisdiction thereof.  Each party thereto shall separately bear any costs incurred by its in connection with  the prosecution or defense of the arbitration.

            18.   Assignment.     This  Agreement  shall  not  be

assignable except that Micronetics shall have the right to assign it  rights under this agreement to a corporation wholly-owned  by

it.

      IN WITNESS WHEREOF, the undersigned executed this agreement as of the date first above written.



                              MICRONETICS, INC.



                              By:________________________________
                                 Richard S. Kalin, President



                              MICROWAVE CONCEPTS, INC.



                              By:________________________________
                                 Anthony Pospishil, President



                              ___________________________________
                              Anthony Pospishil (as to provisions
                              of Paragraphs 4 and 2.14)